Exhibit 10.38

AMENDMENT AGREEMENT TO THE SHARE PURCHASE

AGREEMENT

by and between

YATSEN HOLDING LIMITED

and

CGI IX INVESTMENTS

September 11, 2020

AMENDMENT AGREEMENT TO THE SHARE PURCHASE AGREEMENT

This AMENDMENT AGREEMENT TO THE SHARE PURCHASE AGREEMENT (this “Amendment”) is entered into on September 11, 2020 by and between:

A. Yatsen Holding Limited, an exempted company incorporated under the laws of the Cayman Islands (the “Company”); and

B. CGI IX Investments (the “Investor”).

Each of the foregoing parties is referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS:

A. The Parties and certain other parties thereto have entered into a Share Purchase Agreement on August 23, 2020 (the “Share Purchase Agreement”), pursuant to which, among others, the Company desires to issue and sell to the Investor certain Shares and the Investor desires to purchase such Shares from the Company.

B. The Parties desire to amend certain terms and conditions of the Share Purchase Agreement by mutual agreement and in accordance with Section 10.6 of the Share Purchase Agreement to, among other things, clarify the correct number of Shares and the consideration payable for such Shares and to make such other amendments as set forth herein.

AGREEMENT:

NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth, the Parties hereto agree as follows:

1.	DEFINITIONS. Except as otherwise expressly provided, capitalized terms used in this Amendment shall have the meanings given in the Share Purchase Agreement.

2.

INTEGRATION. This Amendment shall be read as one with the Share Purchase Agreement so that any reference in the Share Purchase Agreement to “this Agreement” and similar expressions shall include this Amendment.

3.	AMENDMENT.

3.1.	Amendment. With effect from (and including) the date hereof, the Share Purchase Agreement shall be amended by mutual agreement and in accordance with Section 10.6 thereof on the terms set out below:

3.1.1.	The first sentence in Section 2.1 of the Share Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“Agreement to Purchase and Sell. Subject to the terms and conditions hereof, at the Closing, the Company shall issue and sell to the Investor, and the Investor shall purchase from the Company, at the applicable Purchase Price, 36,667,900 Series E Preferred Shares and 8,041,132 Series Seed Preferred Shares (collectively, the “Purchased Shares”).”

3.1.2.	The last two sentences in Section 2.1 of the Share Purchase Agreement are hereby deleted in their entirety.

3.1.3.	Section 3.3(a) to 3.3(c) of the Share Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“(a) Ordinary Shares. A total of 3,698,810,800 authorized Ordinary Shares, (i) 2,737,958,194 of which are designated as Class A Ordinary Shares with par value US$0.00001 each, 149,363,572 of which are issued and outstanding, and 2,588,594,622 of which has not been issued or outstanding; (ii) 960,852,606 of which are designated as Class B Ordinary Shares with par value US$0.00001 each and all of which issued and outstanding.

(b) Preferred Shares. A total of 1,301,189,200 authorized Preferred Shares, (i) 260,210,920 of which are designated as Series Seed Preferred Shares with par value US$0.00001 each; 253,877,920 of which are issued and outstanding, and 6,333,000 of which has not been issued or outstanding; (ii) 66,667,000 of which are designated as Series A-1 Preferred Shares with par value US$0.00001 each and all of which issued and outstanding; (iii) 131,987,050 of which are designated as Series A-2 Preferred Shares with par value US$0.00001 each and all of which issued and outstanding; (iv) 14,503,820 of which are designated as Series B-1 Preferred Shares with par value US$0.00001 each and all of which issued and outstanding; (v) 171,289,239 of which are designated as Series B-2 Preferred Shares with par value US$0.00001 each and all of which issued and outstanding; (vi) 85,351,118 of which are designated as Series B-3 Preferred Shares with par value US$0.00001 each and all of which issued and outstanding, (vii) 87,075,383 of which are designated as Series B-3+ Preferred Shares with par value US$0.00001 each and all of which issued and outstanding, (viii) 273,340,565 of which are designated as Series C Preferred Shares with par value US$0.00001 each; 233,480,782 of which are issued and outstanding, and 39,859,783 of which has not been issued or outstanding; (ix) 66,432,971 of which are designated as Series D Preferred Shares with par value US$0.00001 each and all of which are issued or outstanding; and (x) 144,331,134 of which are designated as Series E Preferred Shares with par value US$0.00001 each but none of which are issued or outstanding.

(c) Options, Warrants, Available Shares. The Company has made available and free of any Liens (i) the Purchased Shares for issuance and sale under the Series E Financing; (ii) such number of Class A Ordinary Shares equal to the total number of authorized Preferred Shares, representing the Conversion Shares, (iii) 249,234,508 Class A Ordinary Shares reserved for issuance under the Employee Share Option Plan; and (iv) 39,859,783 Series C Preferred Shares reserved for issuance of warrants. Other than with respect to the Purchased Shares, the Conversion Shares and Employee Share Option Plan, there are no options, warrants, conversion privileges or other rights or agreements outstanding or under which the Company is or may become obligated to issue any securities of any class or series except as set forth above and except for the rights imposed under the Transaction Documents. Apart from the exceptions noted in this Section 3.3, none of the Company’s outstanding shares, and no shares issuable upon exercise, conversion, or exchange of any outstanding options or other shares issuable by the Company, are subject to any preemptive rights, rights of first refusal, or other rights to purchase such shares (whether in favor of the Company or any other Person), pursuant to any agreement or commitment to which the Company is a party or of which the Company is aware, except for the rights imposed under the Transaction Documents.”

3.1.4.	Section 10.14(b) of the Share Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“(b) by the Investor or the Company if the Closing has not been consummated on or before September 12, 2020,”

3.1.5.	The table in Schedule A-4 of the Share Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“

Name	Purchase Price	Class of Purchased Shares	No. of Purchased Shares
CGI IX Investments	US$57,931,127	Series E Preferred Shares	36,667,900
CGI IX Investments	US$12,068,873	Series Seed Preferred Shares	8,041,132

“

3.1.6.	The table in Schedule B of the Share Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“

Shareholders	Type of Shares	Number of Shares (as converted)
Slumdunk Holding Limited	Class B Ordinary Shares	600,500,309
Maybe Cat Holding Limited	Class B Ordinary Shares	181,961,665
Icecrystou Holding Limited	Class B Ordinary Shares	90,970,393
Allinbeauty Limited	Class A Ordinary Shares	50,178,920
DSbeauty Limited	Class A Ordinary Shares	99,184,652
ESOP (reserved)	Class A Ordinary Shares	107,544,335
Zhen Partners Fund IV, L.P.	Series Seed Preferred Shares	126,938,693
	Series A-1 Preferred Shares	66,667,000
	Series A-2 Preferred Shares	38,677,000
	Series B-2 Preferred Shares	15,267,179
Zhen Fund COV LLC	Series C Preferred Shares	31,889,543
United Aspect Limited	Series A-2 Preferred Shares	50,350,062
	Series B-2 Preferred Shares	17,128,900
Banyan Partners Fund III, L.P.	Series B-1 Preferred Shares	12,328,247
	Series B-2 Preferred Shares	118,059,186
	Series B-3+ Preferred Shares	29,312,505
	Series C Preferred Shares	24,762,278
	Series D Preferred Shares	1,141,125

Banyan Partners Fund III-A, L.P.	Series B-1 Preferred Shares	2,175,573
	Series B-2 Preferred Shares	20,833,974
	Series B-3+ Preferred Shares	5,172,795
	Series C Preferred Shares	4,369,814
	Series D Preferred Shares	201,375
HH SPR-XIII Holdings Limited	Series B-3 Preferred Shares	85,351,118
	Series B-3+ Preferred Shares	52,590,083
HH PDI Holdings Limited	Series Seed Preferred Shares	42,959,988
	Series C Preferred Shares	94,950,199
	Series D Preferred Shares	6,654,926
CMC Pandora Holdings Limited	Series Seed Preferred Shares	16,928,449
	Series A-2 Preferred Shares	4,739,966
	Series C Preferred Shares	43,404,973
VMG Partners IV, L.P.	Series C Preferred Shares	28,060,688
	Series D Preferred Shares	801,101
VMG Partners Mentors Circle IV, L.P.	Series C Preferred Shares	728,363
	Series D Preferred Shares	20,794
Yellow Bee Limited	Series Seed Preferred Shares	6,443,998
	Series C Preferred Shares	5,314,924
Internet Fund V Pte. Ltd.	Series Seed Preferred Shares	26,342,928
	Series A-2 Preferred Shares	7,376,020
	Series D Preferred Shares	40,312,346
Green Earth Company Limited	Series Seed Preferred Shares	5,214,304
	Series A-2 Preferred Shares	1,460,005
	Series D Preferred Shares	7,979,402
Passion Marbles Limited	Series Seed Preferred Shares	26,694,298
	Series A-2 Preferred Shares	29,383,997
	Series D Preferred Shares	7,979,402
LFC Investment Hong Kong Limited	Series Seed Preferred Shares	2,355,262
	Series D Preferred Shares	1,342,500
Total		2,241,005,557

“

4.	NO OTHER AMENDMENT.

4.1.

This Amendment shall be limited solely to the matters expressly set forth herein and shall not (i) constitute an amendment of any other term or condition of the Share Purchase Agreement or (ii) prejudice any right or rights which the Investor may now have or may have in the future under or in connection with the Share Purchase Agreement.

4.2.

Except to the extent specifically amended herein, the respective provisions of the Share Purchase Agreement shall not be amended, modified, impaired or otherwise affected hereby, and the Share Purchase Agreement and the obligations thereunder are hereby confirmed in full force and effect.

5.	MISCELLANEOUS.

5.1.	Governing Law. This Amendment shall be governed in all respects by the laws of the Hong Kong without regard to conflicts of law principles.

5.2.	Dispute Resolution. Section 10.13 of the Share Purchase Agreement shall have effect in this Amendment as if incorporated herein mutatis mutandis.

5.3.

Counterparts. This Amendment may be executed in one or more counterparts and may be delivered by electronic PDF or facsimile transmission, all of which shall be considered one and the same agreement and each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

THE COMPANY:

Yatsen Holding Limited

By:	/s/ Jinfeng Huang
Name:	HUANG Jinfeng (黄锦峰)
Title:	Director

[Signature Page to the Amendment Agreement to the Share Purchase Agreement - Yatsen Holding Limited]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

THE INVESTOR:

CGI IX Investments

By:	/s/ Authorized Signatory
Name:	Authorized Signatory
Title:

[Signature Page to the Amendment Agreement to the Share Purchase Agreement - Yatsen Holding Limited]